UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225 (Commission File Number)	20-5336063
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, TX		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 12, 2023, in connection with the new U.S. Securities and Exchange Commission rules regarding universal proxy cards relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), certain changes to the Delaware General Corporation Law (the “DGCL”), and the periodic review of the bylaws of Great Lakes Dredge & Dock Corporation (the “Company”), the board of directors of the Company (the “Board”) adopted amended and restated bylaws of the Company (the bylaws, as so amended, the “Amended and Restated Bylaws”), effective immediately.

Among other things, the amendments effected by the Amended and Restated Bylaws:

•
Address matters relating to the Universal Proxy Rules (e.g., providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rule requirements, requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable meeting, etc.);
•
Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL;
•
Modify the provisions relating to compliance with Maritime Laws (as defined in the Company's Amended and Restated Certificate of Incorporation, "Maritime Laws") to clarify Board chairman, officer and other requirements under Maritime Laws;
•
Modify the timing requirements for stockholder notices if the annual meeting is changed by more than thirty days but less than sixty days from the anniversary date of the previous year’s annual meeting;
•
Modify the director removal provision to conform to a corresponding, controlling provision in the Company’s Amended and Restated Certificate of Incorporation;
•
Provide additional flexibility with respect to the officer role of the president; and
•
Certain other updates, including ministerial, clarifying and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Great Lakes Dredge & Dock Corporation, effective as of January 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/Scott L. Kornblau
Scott L. Kornblau
Senior Vice President and Chief Financial Officer

Date: January 19, 2023